Exhibit 99.(a)(ii)


                      LETTER OF TRANSMITTAL
                           To Exchange
   6 1/4% Convertible Subordinated Debentures Due March 15, 2001
                               Of
                      Audiovox Corporation
    Pursuant To The Offering Circular Dated October 18, 1996
                               Of
                      Audiovox Corporation
                         (The "Company")

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 19, 1996, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF 6 1/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE MARCH 15, 2001 MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                               TO:
   CONTINENTAL STOCK TRANSFER & TRUST COMPANY, EXCHANGE AGENT

             By Mail, By Hand or Overnight Delivery:

         c/o Continental Stock Transfer & Trust Company
                    Two Broadway, 19th Floor
                    New York, New York  10004

              Attention:  Reorganization Department

                          By Facsimile:
                         (212) 509-5150

                          Phone Number
                    (212) 509-4000  Ext. 227


    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR
 TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OR TELEX, OTHER THAN
    AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Except as otherwise provided herein, all signatures on this Letter of Transmittal must be guaranteed in accordance with the procedures set forth herein. See Instruction 1.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE
OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY
TENDER (AND NOT WITHDRAW) THEIR CONVERTIBLE DEBENTURES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     This Letter of Transmittal is to be used only if 6 1/4% Convertible Subordinated Debentures due March 15, 2001 (the "Securities" or the Convertible Debentures") of the Company are to be physically delivered to the Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") (a "Book-Entry Transfer Facility") pursuant to the book-entry transfer procedures set forth in the Offering Circular of the Company dated October 18, 1996 (as the same may be amended or supplemented from time to time, the "Offering Circular") under the heading "The Exchange Offer -- Procedures for Tendering -- Book-Entry Transfer." See Instruction 2. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     Holders whose Convertible Debentures are not immediately available or who cannot deliver their Convertible Debentures and all other required documents to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may nevertheless tender their Convertible Debentures in accordance with the guaranteed delivery procedures set forth in the Offering Circular under the heading "The Exchange Offer -- Procedures for Tendering -- Guaranteed Delivery." See Instruction 2.

     All capitalized terms used herein and not otherwise defined herein are used herein with the meanings ascribed to them in the Offering Circular.

     HOLDERS WHO WISH TO TENDER THEIR CONVERTIBLE DEBENTURES MUST, AT A MINIMUM, COMPLETE COLUMNS (1) THROUGH (3) IN THE BOX HEREIN ENTITLED "DESCRIPTION OF SECURITIES TENDERED" AND SIGN IN THE APPROPRIATE BOX BELOW. If only those columns are completed, the holder will be deemed to have tendered all the Convertible Debentures, listed in the table. If a holder wishes to tender less than all of such Convertible Debentures, column (4) must be completed in full, and such holder should refer to Instruction 5.

/ /CHECK HERE IF TENDERED CONVERTIBLE DEBENTURES ARE BEING
   DELIVERED BY BOOK-ENTRY TRANSFER TO THE EXCHANGE AGENT'S
   ACCOUNT AT A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE
   FOLLOWING:

Name of Tendering Institution:
                              -----------------------------------

Account Number:
               ---------------------------

Transaction Code Number:
                        ----------------

/ /  CHECK HERE IF TENDERED CONVERTIBLE DEBENTURES ARE BEING
     DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND
     COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
                                ---------------------------------
Window Ticket No. (if any):
                            -------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   --------------
Name of Institution which Guaranteed Delivery:
                                              -------------------

Account Number:
               ------------

Transaction Code Number:
                         ---------

               DESCRIPTION OF SECURITIES TENDERED

         (1)                 (2)             (3)              (4)

     NAMES(S) AND         SECURITY          TOTAL          PRINCIPAL
    ADDRESS(ES) OF     NUMBER(S)<FN*>     PRINCIPAL         AMOUNT
HOLDER(S) (PLEASE FILL                    AMOUNT OF      TENDERED (IF
IN, IF BLANK, EXACTLY                    SECURITIES*       LESS THAN
 AS NAME(S) APPEAR(S)                                     ALL)<FN**>
    ON SECURITIES)
---------------------- ---------------  ---------------  -------------

















        Total:

-----------------------------------------------------------------
<FN*>     Need not be completed by holders tendering by book-
          entry transfer (see below).
<FN**>    Completion of column (3) will constitute the tender by
          you of all Securities delivered unless otherwise
          specified in column (4). See Instruction 5.
-----------------------------------------------------------------


             NOTE: SIGNATURES MUST BE PROVIDED BELOW
       PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          By execution hereof, the undersigned hereby acknowledges he has received and reviewed the Offering Circular and this Letter of Transmittal relating to the Company's offer to exchange (the "Exchange Offer") each outstanding $1,000 principal amount of the Convertible Debentures into 165 shares of the Company's Class A Common Stock, par value $.01 per share (the
"Exchange Offer Consideration") and otherwise upon the terms and subject to the conditions set forth in the Offering Circular.
The undersigned hereby acknowledges that the undersigned will be entitled to any payment in respect of accrued and unpaid interest on the Securities tendered herewith and accepted pursuant to the Exchange Offer.

     Upon the terms and subject to the conditions of the Exchange
Offer, the undersigned hereby tenders to the Company the principal amount of Securities indicated above. The undersigned understands that the obligation of the Company to consummate the Exchange Offer is subject to several conditions (including, among others, approval by the Company's Shareholders of the issuance of Class A Common Stock necessary to effect the Exchange Offer) as set forth in Offering Circular under "The Exchange Offer --
Conditions to the Exchange Offer."

     The undersigned acknowledges that all the foregoing conditions are for the sole benefit of the Company and may be asserted by the Company regardless of the circumstances giving rise to such conditions and may be waived by the Company, in whole or in part, at any time and from time to time, in the sole discretion of the Company. The failure by the Company at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, and each such right shall be deemed an ongoing right which may be asserted at any time and from time to time. If any of the conditions set forth in this section shall not be satisfied, the Company may, subject to applicable law, (i) terminate the Exchange Offer and return all Convertible
Debentures tendered pursuant to the Exchange Offer to tendering holders; (ii) extend the Exchange Offer and retain all tendered
Convertible Debentures until the Expiration Date for the extended
Exchange Offer; (iii) amend the terms of the Exchange Offer or modify the consideration to be provided by the Company pursuant to the Exchange Offer; or (iv) waive the unsatisfied conditions with respect to the Exchange Offer and accept all Convertible
Debentures tendered pursuant to the Exchange Offer.
Notwithstanding anything to the contrary, the Company may extend the period of the Exchange Offer in its sole discretion.

          In any such event, the tendered Convertible Debentures not accepted for exchange will be returned to the undersigned without cost to the undersigned as soon as practicable following the date on which the Exchange Offer is terminated or expires without any Convertible Debentures being purchased thereunder, at the address shown below the undersigned's signature(s) unless otherwise indicated under "Special Payment Instructions" below.

          Subject to, and effective upon, the acceptance by the Company of the principal amount of Securities tendered hereby for exchange pursuant to the terms of the Exchange Offer, the undersigned hereby irrevocably sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to, and any and all claims in respect of or arising or having arisen as a result of the undersigned's status as a holder of, all Securities tendered hereby, waives any and all rights with respect to the Securities tendered hereby (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences with respect to the Securities) and releases and discharges any obligor or parent of any obligor of the Securities from any and all claims the undersigned may have now, or may have in the future, arising out of or related to the Securities, including, without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to the Securities or to participate in any redemption or defeasance of the Securities.
The undersigned hereby irrevocably constitutes and appoints the Exchange Agent (with full knowledge that the Exchange Agent also acts as agent of the Company) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Securities, with full power of substitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such Securities, or transfer ownership of such Securities on the account books maintained by a Book-
Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Securities for transfer on the books of the Company, and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Securities, all in accordance with the terms of the Exchange Offer.

          The undersigned hereby represents and warrants that (i) the undersigned has full power and authority to tender, sell, assign and transfer the Securities tendered hereby, and that when such Securities are accepted for exchange by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and that none of such Securities will be subject to any adverse claim or right; (ii) the undersigned owns the Securities being tendered hereby and is entitled to tender such Securities as contemplated by the Exchange Offer, all within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) the tender of such Securities complies with Rule 14e-4. The undersigned, upon request, will execute and deliver all additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Securities tendered hereby.

          The undersigned understands that tenders of Securities pursuant to any of the procedures described in the Offering
Circular under the caption "The Exchange Offer -- Procedures for
Tendering" and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Exchange Offer. The Company's acceptance of such Securities for exchange pursuant to the terms of the Exchange Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned has read and agrees to all terms and conditions of the Exchange Offer. Delivery of the enclosed
Securities shall be effected, and risk of loss and title of such Securities shall pass, only upon proper delivery thereof to the Exchange Agent.

          All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives. SECURITIES TENDERED PURSUANT TO THE
EXCHANGE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE
EXPIRATION DATE. See the information set forth under the heading
"The Exchange Offer -- Withdrawal of Tenders" in the Offering
Circular.

          Unless otherwise indicated herein in the box entitled
"Special Payment Instructions," please issue the Exchange Offer
Consideration with respect to Securities accepted for exchange, and return any certificates for Securities not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing in the box entitled "Description of Securities
Tendered" (and, in the case of Securities tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer
Facility designated above). Similarly, unless otherwise indicated herein in the box entitled "Special Delivery Instructions," please deliver the Exchange Offer Consideration with respect to Securities accepted for exchange, together with any certificates for Securities not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing in the box entitled "Description of Securities Tendered." If both the "Special Payment
Instructions" box and the "Special Delivery Instructions" box are completed, please issue the Exchange Offer Consideration with respect to any Securities accepted for exchange, and return any certificates for Securities not tendered or not accepted for exchange, in the name(s) of, and deliver such Exchange Offer
Consideration and any such certificates to, the person(s) at the address(es) so indicated. Please credit any Securities tendered hereby and delivered by book-entry transfer, but which are not accepted for exchange, by crediting the account at the Book-Entry
Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to the "Special
Payment Instructions" box or "Special Delivery Instructions" box provisions of this Letter of Transmittal to transfer any Securities from the name of the registered holder(s) thereof if the Company does not accept any of such Securities for exchange pursuant to the terms of the Exchange Offer.


                  SPECIAL PAYMENT INSTRUCTIONS
                (SEE INSTRUCTIONS 1, 6, 7 AND 8)

          To be completed ONLY if the payment of accrued and unpaid interest due on the Convertible Debentures accepted for exchange and/or certificates for Securities in a principal amount not tendered or not accepted for exchange, and/or the certificates representing the Exchange Offer
Consideration, are to be issued in the name of someone other than the undersigned or if Securities delivered by book-entry transfer not accepted for purchase are to be returned by credit to a participant number maintained at the Book-Entry Transfer Facility other than the participant number indicated above.

Issue:  /  / Securities
        /  / Exchange Offer Consideration to:

Name:
     ------------------------------------------------------------
                         (Please Print)
Address:
         --------------------------------------------------------
                                                       Zip Code

Wire Transfer Instructions --------------------------------------


-----------------------------------------------------------------


-----------------------------------------------------------------
Please complete the Substitute Form W-9 below.




                  SPECIAL DELIVERY INSTRUCTIONS
                (SEE INSTRUCTIONS 1, 6, 7 AND 8)

          To be completed ONLY if certificates for Securities in a principal amount not tendered or not accepted for exchange, and/or the certificates representing the Exchange Offer
Consideration, are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.

Deliver:  /  /    Securities
          /  /    Exchange Offer Consideration to:

Name:
     ------------------------------------------------------------
                         (Please Print)
Address:
         --------------------------------------------------------
                                                       Zip Code

-------------------------------------------------------------
Please complete the Substitute Form W-9 below.


                            SIGN HERE

     (TO BE COMPLETED BY ALL TENDERING HOLDERS OF SECURITIES
 REGARDLESS OF WHETHER SECURITIES ARE BEING PHYSICALLY DELIVERED
                            HEREWITH)
X
  -----------------------------------------------------------
X
  -----------------------------------------------------------
       Signature(s) of Holder(s) and Authorized Signatory
                     Date____________, 1996

Must be signed by the registered holder(s) of the Securities tendered hereby exactly as their name(s) appear(s) on the certificate(s) for such Securities or, if tendered by a participant in one of the Book-Entry Transfer Facilities, exactly as such participant's name appears on a security position listing as the owner of the Securities, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, agent or other person acting in a fiduciary or representative capacity, please provide the following information and see Instruction 6.

Name(s):
         --------------------------------------------------------
-----------------------------------------------------------------
                         (Please Print)

Capacity (full title):
                       ------------------------------------------
Address:
         --------------------------------------------------------
-----------------------------------------------------------------
                      (Including Zip Code)

Area Code and Telephone No.
                            -------------------------------------
Tax Identification Number or Social Security Number
                                                    -------------

Wire Transfer Instructions --------------------------------------


-----------------------------------------------------------------


   SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

-----------------------------------------------------------------
     (Name of Eligible Institution Guaranteeing Signatures)

-----------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of Eligible Institution)

-----------------------------------------------------------------
                     (Authorized Signature)

-----------------------------------------------------------------
                         (Printed Name)

-----------------------------------------------------------------
                             (Title)

Date:  ______________ 1996


                          INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER


     1. GUARANTEE OF SIGNATURES. All signatures on this Letter of Transmittal must be guaranteed by a firm which is a member of a registered national securities exchange or of the National
Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United
States or by any other "Eligible Guarantor Institution" as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to herein as an "Eligible Institution") unless (a) this Letter of Transmittal is signed by the registered holder of the Securities tendered herewith (or by a participant in one of the Book-Entry
Transfer Facilities whose name appears on a security position listing as the owner of such Securities) and neither the "Special
Payment Instructions" box nor the "Special Delivery Instructions" box of this Letter of Transmittal has been completed or (b) such Securities are tendered for the account of an Eligible
Institution. See Instruction 6.

     2.   DELIVERY OF LETTER OF TRANSMITTAL AND SECURITIES;
GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be used only if Securities tendered hereby are to be physically delivered to Exchange Agent or delivered by book-entry transfer to the Exchange Agent's account at a Book-Entry Transfer Facility pursuant to the procedures set forth in the Offering Circular under the heading "The Exchange Offer -- Procedures for Tendering
-- Book-Entry Transfer." All physically tendered Securities or confirmations of, or an Agent's Message with respect to, book-entry transfer into the Exchange Agent's account with a Book-
Entry Transfer Facility, together with a properly completed and validly executed Letter of Transmittal (or facsimile or electronic copy thereof or an electronic agreement to comply with the terms thereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the cover page hereof prior to the Expiration Date. If Securities are forwarded to the Exchange
Agent in multiple deliveries, a properly completed and validly executed Letter of Transmittal must accompany each such delivery.
The Company may elect to waive receipt of a written Letter of Transmittal if delivery is properly effected through a Book-Entry
Transfer Facility.

     If a holder desires to tender Securities pursuant to the Exchange Offer and (a) certificates representing such Securities are not immediately available, (b) time will not permit this Letter of Transmittal, certificates representing such Securities and all other required documents to reach the Exchange Agent prior to the Expiration Date, or (c) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holder may effect a tender of Securities in accordance with the guaranteed delivery procedure set forth in the Offering
Circular under the caption "The Exchange Offer -- Procedures for
Tendering -- Guaranteed Delivery."

     Pursuant to such procedure:


     (a)  such tender must be made by or through an Eligible
Institution;

     (b) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution, at one of the addresses of the Exchange Agent set forth on the cover page hereof, a properly completed and validly executed Notice of Guaranteed Delivery (by telegram, facsimile, mail or hand delivery) substantially in the form provided by the Company, setting forth the name and address of the registered holder and the principal amount or number of Securities being tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the date of the Notice of Guaranteed Delivery, this Letter of Transmittal validly executed (or a facsimile hereof), together with certificates evidencing the Convertible Debentures (or confirmation of, or an Agent's Message with respect to, book-entry transfer of such Convertible Debentures into the Exchange
Agent's account with a Book-Entry Transfer Facility), and any other documents required by this Letter of Transmittal and these instructions, will be deposited by such Eligible Institution with the Exchange Agent; and

     (c) this Letter of Transmittal or a facsimile hereof, properly completed and validly executed, with any required signature guarantees, certificates representing the Securities in proper form for transfer (or confirmation of book-entry transfer into the Exchange Agent's account with a Book-Entry Transfer
Facility) and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three
New York Stock Exchange trading days after the date of such Notice of Guaranteed Delivery.

          THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL,
SECURITIES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY
THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, TO THE EXCHANGE AGENT
IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER, AND THE
DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE
EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, REGISTERED MAIL WITH
RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN
ALL CASES, THE MAILING SHOULD BE MADE SUFFICIENTLY IN ADVANCE OF
THE EXPIRATION DATE, TO PERMIT DELIVERY TO THE EXCHANGE AGENT
PRIOR TO SUCH DATE. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT
TENDERS OF SECURITIES WILL BE ACCEPTED. BY EXECUTION OF THIS
LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), ALL TENDERING
HOLDERS WAIVE ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE
OF THEIR SECURITIES FOR PAYMENT.

     3. INADEQUATE SPACE. If the space provided herein under "Description of Securities Tendered" is inadequate, the certificate numbers of the Securities and the principal amount of Securities tendered should be listed on a separate schedule and attached hereto.


     4.   WITHDRAWAL OF TENDERS. Tenders of Convertible
Debentures may be withdrawn at any time until the Expiration
Date. Thereafter, such tenders are irrevocable, except that they may be withdrawn after the expiration of 40 business days from the commencement of the Exchange Offer (December 16, 1996) unless accepted for exchange prior to that date.

     Holders who wish to exercise their right of withdrawal with respect to a Exchange Offer must give written notice of withdrawal, delivered by mail or hand delivery or facsimile transmission, to the Exchange Agent at one of its addresses set forth on the back cover page of this Offering Circular prior to the Expiration Date or at such other time as otherwise provided for herein. In order to be effective, a notice of withdrawal must specify the name of the person who deposited the Convertible
Debentures to be withdrawn (the "Depositor"), the name in which the Convertible Debentures are registered, if different from that of the Depositor, and the principal amount of the Convertible
Debentures to be withdrawn prior to the physical release of the certificates to be withdrawn. If tendered Convertible Debentures to be withdrawn have been delivered or identified through confirmation of book-entry transfer to the Exchange Agent, the notice of withdrawal also must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with withdrawn Convertible Debentures. The notice of withdrawal must be signed by the registered holder of such Convertible Debentures in the same manner as the applicable Letter of Transmittal
(including any required signature guarantees), or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of such Convertible Debentures. Withdrawals of tenders of Convertible Debentures may not be rescinded, and any Convertible
Debentures withdrawn will be deemed not validly tendered thereafter for purposes of the Exchange Offer. However, properly withdrawn Convertible Debentures may be tendered again at any time prior to the Expiration Date by following the procedures for tendering not previously tendered Convertible Debentures described elsewhere herein.

     If the Company is delayed in its acceptance for conversion and payment for any Convertible Debentures or is unable to accept for conversion or convert any Convertible Debentures pursuant to the Exchange Offer for any reason, then, without prejudice to the Company's rights hereunder, tendered Convertible Debentures may be retained by the Exchange Agent on behalf of the Company and may not be withdrawn (subject to Rule 13e-4(f)(5) under the Exchange Act, which requires that the issuer making the tender offer pay the consideration offered, or return the tendered securities, promptly after the termination or withdrawal of a tender offer), except as otherwise permitted hereby.

     5.   PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS WHO TENDER
BY BOOK-ENTRY TRANSFER). Tenders of Securities will be accepted only in integral multiples of $1,000 principal amount. The aggregate principal amount of all Securities delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If tenders of Securities are made with respect to less than the entire principal amount of Securities delivered herewith, certificate(s) for the principal amount of Securities not tendered will be issued and sent to the registered holder, unless otherwise specified in the "Special Payment
Instructions" or "Special Delivery Instructions" boxes in this
Letter of Transmittal.

     6.   SIGNATURES ON LETTER OF TRANSMITTAL; BOND POWERS AND
ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Securities tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates representing such Securities without alteration, enlargement or any other change whatsoever. If this Letter of Transmittal is signed by a participant in one of the Book-Entry Transfer Facilities whose name is shown on a security position listing as the owner of the Securities tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Securities.

          If any Securities tendered hereby are owned of record by two or more persons, all such persons must sign this Letter of Transmittal.

          If any Securities tendered hereby are registered in the names of different holders, it will be necessary to complete, sign and submit as many separate Letters of Transmittal, and any necessary accompanying documents, as there are different registrations of such Securities.

          If this Letter of Transmittal is signed by the registered holder of Securities tendered hereby, no endorsements of such Securities or separate bond powers are required, unless the Exchange Offer Consideration is to be issued to, or Securities not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), in which case the Securities tendered hereby must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on such Securities (and with respect to a participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Securities, exactly as the name(s) of the participant(s) appear(s) on such security position listing as the owner of the Securities). Signatures on such Securities and bond powers must be guaranteed by an Eligible
Institution. See Instruction 1.

          If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Securities tendered hereby, the Securities must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates representing such Securities. Signatures on such Securities and bond powers must be guaranteed by an Eligible Institution. See
Instruction 1.

          If this Letter of Transmittal or any Securities or bond powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority so to act must be submitted with this Letter of Transmittal.


     7. TRANSFER TAXES. Except as otherwise provided in this Instruction 7, the Company will pay all transfer taxes with respect to the delivery and conversion of Securities pursuant to the Exchange Offer. If, however, issuance of the Exchange Offer
Consideration is to be made to, or Securities not tendered or not accepted for exchange are to be issued in the name of, a person other than the registered holder(s), the amount of any transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the Exchange Offer
Consideration unless evidence satisfactory to the Company of the payment of such taxes, or exemption therefrom, is submitted.
Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Securities tendered hereby.

     8.   SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the
Exchange Offer Consideration with respect to any Securities tendered hereby is to be issued, or Securities not tendered or not accepted for exchange are to be issued, in the name of a person other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal but at an address other than that shown in the box entitled "Description of Securities Tendered," the appropriate boxes in this Letter of Transmittal must be completed. All
Securities tendered by book-entry transfer and not accepted for exchange will be returned by crediting the account at the Book-
Entry Transfer Facility designated above as the account from which such Securities were delivered.

     9. TAXPAYER IDENTIFICATION NUMBER. Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally, the holders' social security or federal employer identification number, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify whether such person is subject to backup withholding of federal income tax.

          A holder must cross out item (2) in the Certification box of Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the Substitute
Form W-9 may subject the tendering holder to 31% federal income tax backup withholding on the reportable payments made to the holder or other payee with respect to Securities exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange
Agent is not provided with a TIN within 60 days, thereafter the Exchange Agent will hold 31% of all reportable payments until a TIN is provided to the Exchange Agent.

     10. CONFLICTS. In the event of any conflict between the terms of the Offering Circular and the terms of this Letter of Transmittal, the terms of the Offering Circular will control.

     11. MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES. Any holder of Securities, whose Securities have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the addresses indicated above for further instructions.

     12. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Exchange Agent at its address set forth below or from the tendering registered holder's broker, dealer, commercial bank or trust company. Additional copies of the Offering Circular, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9 may be obtained from the Exchange Agent.

     13. DETERMINATION OF VALIDITY. All questions as to the form of all documents, the validity (including time of receipt) and acceptance of tenders of the Convertible Debentures will be determined by the Company, in its sole discretion, the determination of which shall be final and binding. Alternative, conditional or contingent tenders of Convertible Debentures will not be considered valid. The Company reserves the absolute right to reject any or all tenders of Convertible Debentures that are not in proper form or the acceptance of which, in the Company's opinion, would be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Convertible Debentures. If the Company waives its right to reject a defective tender of Convertible Debentures, the holder will be entitled to the Exchange Offer Consideration. The
Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in the Letter of Transmittal) will be final and binding. Any defect or irregularity in connection with tenders of Convertible Debentures must be cured within such time as the Company determines, unless waived by the Company. Tenders of Convertible Debentures shall not be deemed to have been made until all defects and irregularities have been waived by the Company or cured. None of the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in tenders of Convertible Debentures, or will incur any liability to holders for failure to give any such notice.

                    IMPORTANT TAX INFORMATION

          Under the federal income tax law, a holder whose tendered Securities are accepted for exchange is required by law to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments of Exchange Offer Consideration may be subject to backup withholding.


          Certain holders (including, among others, corporations) are not subject to these backup withholdings and reporting requirements. Exempt holders should indicate their exempt status on Substitute Form W-9. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual's exempt status. Forms of such statements can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9" for additional instructions.

          If backup withholding applies, the Exchange Agent is required to withhold 31% of any reportable payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue
Service.

PURPOSE OF SUBSTITUTE FORM W-9

          To prevent backup withholding on reportable payments made with respect to securities accepted for conversion pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of such holder's correct TIN by completing the form below, certifying that the TIN provided on the Substitute
From W-9 is correct (or that such holder is awaiting a TIN) and that (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue
Service has notified such holder that such holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

          The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the holder of the Securities tendered hereby. If the Securities are held in more than one name or are not held in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute
Form W-9" for additional guidance on which number to report.


  PAYOR'S NAME:  CONTINENTAL STOCK TRANSFER & TRUST COMPANY.

                    NAME/ADDRESS:


    SUBSTITUTE
     FORM W-9


  Department of     PART 1(a) _ PLEASE    TIN
   the Treasury     PROVIDE YOUR TIN IN       -----------------
     Internal       THE BOX AT RIGHT AND    (Social Security
 Revenue Service    CERTIFY BY SIGNING     Number or (Employer
                    AND DATING BELOW         Identification
                                                 Number)

                    PART 1(b) _ PLEASE CHECK THE BOX AT THE
                    RIGHT IF YOU HAVE APPLIED FOR, AND ARE
                    AWAITING RECEIPT OF, YOUR TIN           [ ]

 Payor's Request    PART 2 - FOR PAYEES EXEMPT FROM BACKUP
       for          WITHHOLDING PLEASE WRITE "EXEMPT" HERE
     Taxpayer       (SEE INSTRUCTIONS)
  Identification                      -------------------------
  Number ("TIN")
and Certification
                    PART 3 - CERTIFICATION UNDER PENALTIES OF
                    PERJURY, I CERTIFY THAT
                    (X) The number shown on this form is my
                    correct TIN (or I am waiting for a number
                    to be issued to me), and (Y) I am not
                    subject to backup withholding because:  (a)
                    I am exempt from backup withholding, or (b)
                    I have not been notified by the Internal
                    Revenue Service (the "IRS") that I am
                    subject to backup withholding as a result
                    of a failure to report all interest or
                    dividends, or (c) the IRS has notified me
                    that I am no longer subject to backup
                    withholding.

                    SIGNATURE                     DATE
                              -------------------      --------


     You must cross out Item (Y) of Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (Y) of Part 3. (Also see Certification under Specific Instructions in the enclosed
Guidelines.)

[YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
IN PART 1(B) OF THE SUBSTITUTE FORM W-9 INDICATING YOU HAVE APPLIED
FOR, AND ARE AWAITING RECEIPT OF, YOUR TIN]

     CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER
IDENTIFICATION NUMBER HAS NOT BEEN ISSUED TO ME, AND THAT I
MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER
IDENTIFICATION NUMBER TO THE APPROPRIATE INTERNAL REVENUE SERVICE
CENTER OR SOCIAL SECURITY ADMINISTRATION OFFICE (OR I INTEND TO
MAIL OR DELIVER AN APPLICATION IN THE NEAR FUTURE).  I UNDERSTAND
THAT IF I DO NOT PROVIDE A TAXPAYER IDENTIFICATION NUMBER TO THE
PAYOR, 31 PERCENT OF ALL PAYMENTS MADE TO ME PURSUANT TO THIS
OFFER SHALL BE RETAINED UNTIL I PROVIDE A TAX IDENTIFICATION
NUMBER TO THE PAYOR AND THAT, IF I DO NOT PROVIDE MY TAXPAYER
IDENTIFICATION NUMBER WITHIN SIXTY (60) DAYS, SUCH RETAINED
AMOUNTS SHALL BE REMITTED TO THE IRS AS BACKUP WITHHOLDING AND 31
PERCENT OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE
WITHHELD AND REMITTED TO THE IRS UNTIL I PROVIDE A TAXPAYER
IDENTIFICATION NUMBER.

------------------------------------     ------------------------
          SIGNATURE                          DATE


NOTE:     FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN
          BACKUP WITHHOLDING OF 31 PERCENT OF ANY CASH PAYMENTS.
          PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
          OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-
          9 FOR ADDITIONAL DETAILS.



          The Exchange Agent for the Exchange Offer is:

           CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                    TWO BROADWAY, 19TH FLOOR
                    NEW YORK, NEW YORK  10004

BANKERS AND BROKERS AND OTHERS CALL:  (212) 509-4000    EXT. 227




     GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                  NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to
Give the Payer.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.


      For this type of account       Give the SOCIAL SECURITY
                                          number of ____

1.   An individual's account        The individual

2.   Two or more individuals        The actual owner of the
     (joint account)                account or, if combined
                                    funds, any one of the
                                    individuals(1)

3.   Husband and wife (joint        The actual owner of the
     account)                       account or, if joint funds,
                                    either person(1)

4.   Custodian account of a         The minor(2)
     minor (Uniform Gift to
     Minors Act)

5.   Adult and minor (joint         The adult or, if the minor
     account)                       is the only contributor,
                                    the minor(1)

6.   Account in the name of         The ward, minor or
     guardian or committee for      incompetent person(3)
     a designated ward, minor,
     or incompetent person

7.a. The usual revocable            The grantor-trustee(1)
     savings trust account
     (grantor is also trustee)

  b. So-called trust account        The actual owner(1)
     that is not a legal or
     valid trust under State
     Law

8.   Sole proprietorship            The owner(4)
     account

     For this type of account       Give the EMPLOYER
                                    INDENTIFICATION number of
                                    _____________________

9.   A valid trust, estate or       Legal entity (Do not
     pension trust                  furnish the identifying
                                    number of the personal
                                    representative or trustee
                                    unless the legal entity
                                    itself is not designated in
                                    the account title.)(5)

10.  Corporate account              The corporation

11.  Religious, charitable or       The organization
     educational organization
     account

12.  Partnership account held       The partnership
     in the name of the
     business

13.  Association, club or other     The organization
     tax-exempt organization

14.  A broker or registered         The broker or nominee
     nominee

15.  Account with the               The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a State or
     local government, school
     district or prison) that
     receives agricultural
     program payments

(1) List first and circle the name of the person whose number you furnish.

(2) Circle the minor's name and furnish the minor's social security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.

(4)  Show the name of the owner.

(5) List first and circle the name of the legal trust, estate or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.


                     GUIDELINES FOR CERTIFICATION
                  OF TAXPAYER IDENTIFICATION NUMBER ON
                         SUBSTITUTE FORM W-9

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social
Security Number Card, or Form SS-4, Application for Employer
Identification Number, at the local office of the Social Security
Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

     *    A corporation.

     *    A financial institution.

     * An organization exempt from tax under section 501 (a), or an individual retirement plan.

     * The United States or any agency or instrumentality thereof.

     * A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

     * A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

     * An international organization or any agency or instrumentality thereof.

     * A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

     *    A real estate investment trust.

     *    A common trust fund operated by a bank under section
          584(a).

     * An exempt charitable remainder trust, or a non-exempt trust described in section 4947 (a)(1).

     *    An entity registered at all times under the Investment
          Company Act of 1940.

     *    A foreign central bank of issue.

 Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

     * Payments to nonresident aliens subject to withholding under section 1441.

     * Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

     * Payments of patronage dividends where the amount received is not paid in money.

     *    Payments made by certain foreign organizations.

 Payments of interest not generally subject to backup withholding include the following:

     * Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

     * Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     * Payments described in section 6049 (b) (5) to nonresident aliens.

     *    Payments on tax-free covenant bonds under section 1451.

     *    Payments made by certain foreign organizations.

     *    Payments made to a nominee.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE SUBSTITUTE FORM W-9
WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER,
CHECK THE BOX IN PART 4 ON THE FACE OF THE FORM, AND RETURN IT TO
THE PAYER.  IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE
DIVIDENDS, ALSO SIGN AND DATE THE FORM.

 Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice _ Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes.
Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.



Penalties

(1)  Penalty for Failure to Furnish Taxpayer Identification
Number. _ If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect to
Withholding. _ If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. _ Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Failure to Report Certain Dividend and Interest Payments.
_ If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of an underpayment attributable to that failure.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX, CONSULTANT OR THE
INTERNAL REVENUE SERVICE.

